                                                                EXHIBIT 24.1
                              AMSCAN HOLDINGS, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of Amscan Holdings, Inc. whose signature appears below constitutes and appoints Terence M. O'Toole, Joseph P. DiSabato and James M. Harrison and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about February 2, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: February 2, 1998


Name                                      Title
/s/ Gerald C. Rittenberg
________________________________          Chief Executive Officer
Gerald C. Rittenberg

/s/ James M. Harrison
________________________________          President, Chief Financial Officer and
James M. Harrison                            Treasurer

/s/ Michael A. Correale
________________________________          Secretary and Controller
Michael A. Correale

/s/ Terence M. O'Toole
________________________________          Chairman of the Board and  Director
Terence M. O'Toole

/s/ Sanjeev K. Mehra
________________________________          Director
Sanjeev K. Mehra

/s/ Joseph P. DiSabato
________________________________          Director
Joseph P. DiSabato

                                   AMSCAN INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of Amscan Inc. whose signature appears below constitutes and appoints Terence M. O'Toole, Joseph P. DiSabato and James M. Harrison and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about February 2, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: February 2, 1998

Name                                           Title

/s/ Gerald C. Rittenberg
________________________________               Director and President
Gerald C. Rittenberg

/s/ James M. Harrison
________________________________               Director, Treasurer and Secretary
James M. Harrison

/s/ Michael A. Correale
________________________________               Director
Michael A. Correale

                                  TRISAR, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of Trisar, Inc. whose signature appears below constitutes and appoints Terence M. O'Toole, Joseph P. DiSabato and James M. Harrison and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about February 2, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: February 2, 1998

Name                                           Title

/s/ Gerald C. Rittenberg
________________________________               Director and President
Gerald C. Rittenberg

/s/ James M. Harrison
________________________________               Director, Treasurer and Secretary
James M. Harrison

/s/ Michael A. Correale
________________________________               Director
Michael A. Correale

                                 AM-SOURCE, INC.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of Am-Source, Inc. whose signature appears below constitutes and appoints Terence M. O'Toole, Joseph P. DiSabato and James M. Harrison and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about February 2, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    February 2, 1998

Name                                          Title


/s/ Gerald C. Rittenberg
___________________________________           Director and President
Gerald C. Rittenberg


/s/ James M. Harrison
___________________________________           Director, Treasurer and Secretary
James M. Harrison


/s/ Michael A. Correale
___________________________________           Director
Michael A. Correale

                                SSY REALTY CORP.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of SSY Realty Corp. whose signature appears below constitutes and appoints Terence M. O'Toole, Joseph P. DiSabato and James M. Harrison and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about February 2, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    February 2, 1998

Name                                           Title

/s/ Gerald C. Rittenberg
________________________________               Director and President
Gerald C. Rittenberg


/s/ James M. Harrison
________________________________               Director, Treasurer and Secretary
James M. Harrison


/s/ Michael A. Correale
________________________________               Director
Michael A. Correale

                                JCS REALTY CORP.

                                POWER OF ATTORNEY

Know all men by these presents, that each director and officer of JCS Realty Corp. whose signature appears below constitutes and appoints Terence M. O'Toole, Joseph P. DiSabato and James M. Harrison and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including post-effective amendments, and supplements to the registration statement on Form S-4 to be filed initially with the Securities and Exchange Commission on or about February 2, 1998, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:    February 2, 1998

Name                                           Title
/s/ Gerald C. Rittenberg
________________________________               Director and President
Gerald C. Rittenberg


/s/ James M. Harrison
________________________________               Director, Treasurer and Secretary
James M. Harrison


/s/ Michael A. Correale
________________________________               Director
Michael A. Correale